                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6474
                  --------------------------------------------

                          THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Paul Schubert
                        UBS Global Asset Management (US)
                                      Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                         (Name and address of agent for
                                    service)

                                    Copy to:
                               John Donovan, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                               New York, NY 10036


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31, 2003

Date of reporting period: June 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

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REPORT OF THE INVESTMENT MANAGER

PERFORMANCE
The net asset value per share of the Fund appreciated 15.71% during the six months ended June 30, 2003, increasing from $10.06 to $11.64. During the same period, the Fund's benchmark index, MSCI Zhong Hua, recorded a gain of 7.7%.

MARKET REVIEW
The equity markets of Greater China performed well during the six-month period under review. The outbreak of SARS (Severe Acute Respiratory Syndrome) in March and April caused some market concerns and a sell-off in equities; however, with the outbreak shorter than feared and the economic impact milder than expected, the markets have rebounded strongly since the end of April. The rally was further boosted by the concerted global reflationary effort to boost jobs and economic growth.

In the first half of 2003, the Chinese economy posted 8.2% GDP growth over the same period last year. Despite some deceleration during the second quarter because of SARS, the underlying growth momentum remained strong. This was driven by robust export growth and acceleration in fixed asset investments. As a result, earnings estimates of Chinese companies were revised upward.

Mixed performances were seen among different categories of Chinese shares. Red chips like China Mobile and Legend were relatively weak while "H" shares, dominated largely by energy stocks, posted a strong rally. On the other hand, "B" shares also gained as their discount to "A" shares narrowed on the rumor that the government will further liberalize entry to the market by institutions in China.

In terms of sector performance, industrial and material were the best performing sectors on the back of rising commodity prices. Strength in oil prices also drove strong performance of oil stocks like PetroChina and Sinopec. Also performing strongly were exporters in Hong Kong, who were the major beneficiaries of increasing outsourcing to China. On the other hand, tourism related industries and domestic consumption plays were hard hit by the outbreak of SARS, although those sectors staged a SARS-relief rally in May and June.

The Fund outperformed the benchmark during the period under review. Holdings in "H" shares contributed positively. Exposure to a number of small-cap stocks such as Ngai Lik, Sewco and TPV added good value as small to mid-cap stocks continued to outperform the large-cap stocks. The holdings in Taiwan also generated satisfactory absolute returns.

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REPORT OF THE INVESTMENT MANAGER

CONCLUDED

PROSPECTS
Recent economic statistics continued to indicate rapid growth in China. Both domestic demand and exports are still on an accelerating growth trend. Anecdotally there have been reports of power shortages, indicating strong underlying demand from industries and consumers. While these are favorable conditions for corporate earnings, there is a risk of policy tightening from the authorities on concerns of rising property prices in major cities and mounting fiscal deficits.

There has been a lot of discussion on whether the RMB, the Chinese currency, should be revalued. Despite pressure from the US and Japan, the Chinese government appears determined to maintain the current exchange rate system in the near future. Instead, it has been reported that the rebate on export value-added-tax would be reduced, effectively lowering the competitiveness of Chinese exports. This would affect domestic Chinese exporters, though the direct impact on listed China stocks would be limited as most of them are more focused on domestic sales.

Chinese stocks have been re-rated through the recent rally. To a certain extent this is justified given a more diversified earnings mix and continuous improvement in corporate governence. Nevertheless, the "H" shares are trading at the high end of their historic trading range and the Fund has taken profits from some of the holdings. A disciplined approach will continue to be adopted in stock selection.

BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong
August 8, 2003

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PORTFOLIO OF INVESTMENTS
June 30, 2003
(Unaudited)

                                                              Value
    Shares  Description                                    (Note 1)
            EQUITIES -- 96.6%
            CHINA -- 19.8%

            ENERGY -- 3.2%
15,500,000  PetroChina Co. Ltd......................  $  4,670,980
                                                      ------------
            INFRASTRUCTURE -- 0.9%
 5,000,000  Shenzen Expressway......................     1,282,355
                                                      ------------
            MACHINERY & ENGINEERING -- 0.5%
 5,248,000  Harbin Power Equipment..................       767,197
                                                      ------------
            PETROCHEMICAL -- 7.2%
17,700,000  China Petroleum & Chemical "H"..........     4,221,770
 8,000,000  Sinopec Shanghai
              Petrochemical Ltd "H"+................     1,559,344
16,518,000  Sinopec Yizheng Chemical
              Fibre Co. Ltd.........................     2,351,196
 6,204,000  Sinopec Zhenhai Refining & Co...........     2,426,499
                                                      ------------
                                                        10,558,809
                                                      ------------
            TRANSPORTATION -- 1.9%
 2,113,160  Dazhong Transportation Group "B"........     1,489,778
 1,940,000  Travelsky Technology Ltd................     1,306,079
                                                      ------------
                                                         2,795,857
                                                      ------------
            UTILITIES -- 2.9%
14,800,000  Shandong International Power............     4,222,796
                                                      ------------
            MISCELLANEOUS -- 3.2%
 6,756,000  Jiangxi Copper Co.+.....................     1,048,294
 7,960,000  Yanzhou Coal Mining Co. "H"+............     3,700,237
                                                      ------------
                                                         4,748,531
                                                      ------------
            Total China.............................    29,046,525
                                                      ------------
            HONG KONG -- 67.7%
            AUTOMOBILES -- 1.4%
 4,500,000  Denway Motors Ltd.+.....................     2,048,563
                                                      ------------
                                                              Value
    Shares  Description                                    (Note 1)
            CONGLOMERATES -- 11.3%
 1,657,000  Citic Pacific Ltd.+.....................  $  3,017,305
 6,704,000  China Merchants Holdings
              International+........................     6,017,838
24,000,000  Guangdong Investment Ltd.*..............     4,247,161
   526,400  Hutchison Whampoa.......................     3,206,402
                                                      ------------
                                                        16,488,706
                                                      ------------
            CONSUMPTION -- 10.4%
 3,600,000  Cafe de Coral Holdings..................     2,746,805
 2,278,000  Convenience Retail Asia Ltd.*...........       528,738
   544,000  Esprit Holdings Ltd.....................     1,332,419
 6,220,000  Giordano International Ltd..............     1,934,241
 8,574,000  Glorious Sun Enterprises Ltd............     2,045,054
 1,650,000  Harbin Brewery Group Ltd.+..............       550,130
10,928,000  NGAI Lik Industrial Holdings*...........     3,188,089
10,500,000  TCL International+......................     2,208,216
 5,527,500  Warderly International..................       637,940
                                                      ------------
                                                        15,171,632
                                                      ------------
            ELECTRICAL & ELECTRONICS -- 11.9%
 3,080,000  Johnson Electric Holdings*+.............     3,831,165
 2,646,000  Karrie International Holdings Ltd.*.....       814,347
 5,342,000  Kingboard Chemical Holdings Ltd.........     4,452,723
10,524,000  Legend Holdings Ltd.*+..................     3,508,832
 9,520,000  Topsearch International Holdings Ltd....       878,978
 4,250,000  TPV Technology Ltd.+....................     1,485,128
 3,000,000  Vtech Holdings Ltd*+....................     2,481,358
                                                      ------------
                                                        17,452,531
                                                      ------------
            FINANCIALS -- 12.8%
 1,222,400  Bank of East Asia.......................     2,390,515
 2,000,000  BOC Hong Kong Holdings Ltd.+............     2,013,298
 9,599,998  Citic Ka Wah Bank Ltd...................     2,677,558
   390,000  Guoco Group+............................     2,675,635
 2,058,000  Hong Kong Exchanges & Clearing+.........     2,982,169
 4,988,000  Industrial & Commercial Bank of China
              (Asia) Ltd............................     4,157,653
 1,100,000  JCG Holdings Ltd........................       514,866
   332,200  Wing Lung Bank..........................     1,401,535
                                                      ------------
                                                        18,813,229
                                                      ------------

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
                                                              Value
    Shares  Description                                    (Note 1)
            HONG KONG -- (concluded)

            INFRASTRUCTURE -- 2.0%
 1,500,000  Cheung Kong Infrastructure+.............  $  2,875,682
                                                      ------------
            MEDIA -- 1.6%
   668,000  Television Broadcasting Ltd.............     2,385,668
                                                      ------------
            TELECOMMUNICATIONS -- 9.1%
 4,121,000  China Mobile Ltd.+......................     9,723,640
 1,263,000  PCCW Ltd.*+.............................       781,464
 2,523,000  Smartone Telecommunications.............     2,879,491
                                                      ------------
                                                        13,384,595
                                                      ------------
            TRANSPORTATION -- 2.4%
 1,100,000  Cathay Pacific Airways..................     1,481,121
   450,000  Kowloon Motor Bus Holdings..............     2,100,498
                                                      ------------
                                                         3,581,619
                                                      ------------

            UTILITIES -- 1.9%
 2,200,000  Hong Kong & China Gas...................     2,778,864
                                                      ------------

            MISCELLANEOUS -- 2.9%
 2,076,000  Li & Fung Ltd.+.........................     2,675,481
18,000,000  Sewco International Holdings Ltd........     1,569,603
                                                      ------------
                                                         4,245,084
                                                      ------------
            Total Hong Kong.........................    99,226,173
                                                      ------------
            TAIWAN -- 9.1%
            AUTOMOBILES -- 1.3%
 1,100,000  TYC Brother Industrial Co...............     1,925,637
                                                      ------------

            ELECTRICAL & ELECTRONICS -- 6.9%
 1,112,000  Benq Corporation........................     1,264,514
 1,035,600  Compal Electronics Inc..................     1,390,389
   712,425  Delta Electronic Industrial Co..........       847,242
   921,702  Hon Hai Precision Industry..............     3,347,037
 1,626,000  Lite-On Technology Corp.................     1,745,503
   586,000  Topco Scientific "C"....................     1,458,217
                                                      ------------
                                                        10,052,902
                                                      ------------
                                                              Value
    Shares  Description                                    (Note 1)
            TAIWAN -- (concluded)

            MISCELLANEOUS -- 0.9%
   615,000  Makalot Industrial Co. Ltd..............  $  1,370,226
                                                      ------------
            Total Taiwan............................    13,348,765
                                                      ------------

            Total Equities
              (cost $141,564,166)...................   141,621,463
                                                      ------------

 Warrants
            WARRANTS -- 0.1%
   534,200  Kingboard Chemical Holdings Ltd.*
              expiring 12/31/03
              (cost $0).............................        68,503
                                                      ------------

  Shares
            MONEY MARKET FUNDS@ -- 23.1%
            INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED
       407  AIM Liquid Assets Portfolio
              (1.14%, 07/01/03)#....................           407
     2,876  AIM Prime Money Market Portfolio
              (1.08%, 07/01/03)#....................         2,876
 8,501,354  Scudder Money Market Series (1.11%,
              07/01/03)#............................     8,501,354
25,407,963  UBS Private Money Market Fund LLC
              (1.15%, 07/01/03)#....................    25,407,963
                                                      ------------
            Total Money Market Funds
              (cost $33,912,600)                        33,912,600
                                                      ------------
            Total Investments -- 119.8%
              (cost $175,476,766)...................   175,602,566
            Liabilities in excess of other
              assets -- (19.8)%.....................   (29,075,856)
                                                      ------------
            NET ASSETS -- 100%......................  $146,526,710
                                                      ============

----------

  *  Non-income producing security.
  +  Security, or a portion thereof, was on loan at June 30, 2003.
  @ Securities purchased with cash proceeds from securities loaned. # Latest rates shown reflect yield at June 30, 2003.

See Notes to Financial Statements.

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                   STATEMENT OF ASSETS AND LIABILITIES
                   June 30, 2003
                   (Unaudited)

                   ASSETS
                   Investments, at value (cost $175,476,766)*          $175,602,566
                   Cash (including foreign currency with a cost of
                     $1,478,296 and a value of $1,478,057)                7,942,587
                   Dividends & interest receivable                          773,334
                   Other assets                                              16,770
                                                                       ------------
                           Total assets                                 184,335,257
                                                                       ------------

                   LIABILITIES
                   Collateral for securities on loan                     33,912,600
                   Payable for foreign currency sold                      3,239,933
                   Investment management fees payable                       149,252
                   Administration fees payable                               25,113
                   Accrued expenses                                         481,649
                                                                       ------------
                           Total liabilities                             37,808,547
                                                                       ------------
                   NET ASSETS                                          $146,526,710
                                                                       ============

                   COMPOSITION OF NET ASSETS
                   Common stock, $0.001 par value; 12,593,049 shares
                     issued and outstanding (100,000,000 shares
                     authorized)                                       $     12,593
                   Paid-in-capital in excess of par                     168,504,749
                   Undistributed net investment income                    3,016,653
                   Accumulated net realized loss on investments         (25,132,662)
                   Net unrealized appreciation of investments and
                     other assets and liabilities denominated in
                     foreign currencies                                     125,377
                                                                       ------------
                   NET ASSETS                                          $146,526,710
                                                                       ============

                   Shares Outstanding                                    12,593,049
                                                                       ------------
                   NET ASSET VALUE PER SHARE                           $      11.64
                                                                       ============

            ---------------------
            * Includes $30,503,199 of investments in securities on loan, at value.

              See Notes to Financial Statements.

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                   STATEMENT OF OPERATIONS

                   For the Six Months Ended June 30, 2003
                   (Unaudited)

                   INVESTMENT INCOME
                   Dividends (net of foreign withholding taxes of $23,142)                               $3,228,245
                   Interest and securities lending income                                                    40,958
                                                                                                        -----------
                           Total investment income                                                        3,269,203
                                                                                                        -----------
                   EXPENSES
                   Investment management fees                                                               823,151
                   Custodian and accounting fees                                                            164,755
                   Administration fees                                                                      139,142
                   Directors' fees and expenses                                                             101,909
                   Legal fees                                                                                55,035
                   Reports and notices to shareholders                                                       43,397
                   Audit fees                                                                                20,487
                   New York Stock Exchange listing fee                                                       16,489
                   Transfer agent fees and expenses                                                           2,715
                   Miscellaneous expenses                                                                    14,491
                                                                                                        -----------
                           Total expenses                                                                 1,381,571
                                                                                                        -----------
                   Net investment income                                                                  1,887,632
                                                                                                        -----------
                   REALIZED AND UNREALIZED GAIN ON INVESTMENTS
                     AND FOREIGN CURRENCY TRANSACTIONS
                   Net realized gain on:
                       Investments                                                                        2,647,452
                       Foreign currency transactions                                                            346
                                                                                                        -----------
                                                                                                          2,647,798
                                                                                                        -----------
                   Net change in unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign
                         currencies                                                                      15,351,014
                                                                                                        -----------
                   Net realized and unrealized gain on investments and foreign
                     currency transactions                                                               17,998,812
                                                                                                        -----------
                   NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                                $19,886,444
                                                                                                        ===========

              See Notes to Financial Statements.

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                   STATEMENT OF CHANGES IN NET ASSETS

                                                              For the Six
                                                              Months Ended         For the Year
                                                             June 30, 2003             Ended
                                                              (Unaudited)        December 31, 2002
                                                             --------------  -------------------------
                   INCREASE (DECREASE) FROM INVESTMENT
                     OPERATIONS
                   Net investment income                      $  1,887,632         $  1,149,458
                   Net realized gain on investments and
                     foreign currency transactions               2,647,798            8,255,544
                   Net change in unrealized appreciation/
                     depreciation of investments and other
                     assets and liabilities denominated in
                     foreign currencies                         15,351,014          (15,662,512)
                                                              ------------         ------------
                   Total increase (decrease) from
                     investment operations                      19,886,444           (6,257,510)
                                                              ------------         ------------

                   DIVIDENDS TO SHAREHOLDERS
                   From net investment income                     --                   (507,957)
                                                              ------------         ------------
                   Net increase (decrease) in net assets        19,886,444           (6,765,467)
                                                              ------------         ------------

                   NET ASSETS
                   Beginning of period                         126,640,266          133,405,733
                                                              ------------         ------------
                   End of period (including undistributed
                     net investment income of $3,016,653
                     and $1,129,021, respectively)            $146,526,710         $126,640,266
                                                              ============         ============

              See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

 NOTE 1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on
May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, occasionally dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

 (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

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The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized and unrealized gain or (loss) on investments.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of other assets and liabilities denominated in foreign currency. Net realized foreign currency gain or loss is treated as ordinary income for income tax reporting purposes.

SECURITIES LENDING
The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is UBS Securities LLC ("UBS Securities"), a wholly-owned indirect subsidiary of UBS AG. UBS Securities is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest and securities lending income. For non-cash collateral, the Fund earns a net fee, after payment of lending agent fees, paid by the borrowers. For the six months ended June 30, 2003, net earnings to the Fund from securities lending was $38,543, after deducting the borrowers' rebates of $72,674 and UBS Securities agent fees of $20,752, of which $5,232 was payable to UBS Securities at June 30, 2003. The market value of the securities on loan and the cash collateral received with respect to such loans at June 30, 2003 was $30,503,199 and $33,912,600, respectively.

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

TAX STATUS
  CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July

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Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

  HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

  OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

--------------------------------------------------------------------------------

 NOTE 2    CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

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 NOTE 3    INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary group of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

UBS Global Asset Management (US) Inc. (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

--------------------------------------------------------------------------------

 NOTE 4    TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays UBS Securities a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the six months ended June 30, 2003, $65,852 was paid or accrued by the Investment Manager, not the Fund, to UBS Securities for such services.

Certain employees of the Administrator serve as officers of the Fund and an employee of UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, serves as a director of the Fund.

--------------------------------------------------------------------------------

 NOTE 5    FEDERAL TAX STATUS

For federal income tax purposes, the cost of securities owned at June 30, 2003 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of $125,800 was composed of gross appreciation of $17,380,265 for those securities having an excess of value over cost and gross depreciation of $17,254,465 for those securities having an excess of cost over value.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------

For the six months ended June 30, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $41,131,420 and $42,831,139, respectively.

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended December 31, 2002 was ordinary income.

The tax character and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated for the Fund after the Fund's fiscal year end December 31, 2003.

On December 31, 2002, the Fund had a net capital loss carryforward of approximately $27,780,460, of which $2,949,265 will expire on December 31, 2006, $16,280,648 will expire on December 31, 2007, and $8,550,547 will expire on December 31, 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, post October currency losses of $1,115.

--------------------------------------------------------------------------------

 NOTE 6    CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. There were no transactions in shares of common stock for the six months ended June 30, 2003 and for the year ended December 31, 2002.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 Selected data for a share of common stock outstanding throughout each period is presented below:

                              For the
                            Six Months                       For the Years Ended
                               Ended                             December 31,
                           June 30, 2003  ----------------------------------------------------------
                            (Unaudited)      2002        2001        2000        1999        1998
                           -------------  ----------  ----------  ----------  ----------  ----------
Net asset value,
  beginning of period        $  10.06      $  10.59    $  10.84    $  11.47    $   8.43    $  13.46
                             --------      --------    --------    --------    --------    --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
Net investment income
  (loss)                         0.15          0.09        0.04        0.06        0.03       (0.01)
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                   1.43         (0.58)      (0.23)      (0.66)       3.01       (4.10)
                             --------      --------    --------    --------    --------    --------
    Total from investment
      operations                 1.58         (0.49)      (0.19)      (0.60)       3.04       (4.11)
                             --------      --------    --------    --------    --------    --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income                           --         (0.04)      (0.06)      (0.03)         --          --
From net realized gain on
  investments                      --            --          --          --          --       (0.92)
                             --------      --------    --------    --------    --------    --------
    Total dividends and
      distributions to
      shareholders                 --         (0.04)      (0.06)      (0.03)         --       (0.92)
                             --------      --------    --------    --------    --------    --------
Net asset value, end of
  period                     $  11.64      $  10.06    $  10.59    $  10.84    $  11.47    $   8.43
                             ========      ========    ========    ========    ========    ========
Market value, end of
  period                     $  10.47      $   8.82    $   8.76    $   8.19    $   8.38    $   6.13
                             ========      ========    ========    ========    ========    ========
TOTAL INVESTMENT
  RETURN(1)                    18.71%         1.15%       7.67%     (1.86)%      36.73%    (36.35)%
                             ========      ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000 omitted)              $146,527      $126,640    $133,406    $136,562    $144,449    $106,183
Ratio of expenses to
  average net assets            2.10%*        2.17%       2.17%       2.01%       2.23%       2.59%(2)
Ratio of net investment
  income (loss) to
  average net assets            2.87%*        0.84%       0.36%       0.49%       0.36%     (0.06)%
Portfolio turnover                32%           38%         33%         53%         36%         41%

------------

  *  Annualized
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares and has not been annualized for any period of less than one year.
(2) The ratio of expenses to average net assets excluding excise taxes was 2.29%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.

OTHER INFORMATION

Since December 31, 2002, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws and (iii) material changes in the principal risk factors associated with investment in the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on May 13, 2003. Shareholders voted to re-elect Mr. Richard Graham, John A. Hawkins and Mr. Tak Lung Tsim as Directors. The resulting vote count for each proposal is indicated below:

                                        For       Against   Withheld Authority
                                     ----------  ---------  ------------------
1. Election of Directors:

  Mr. Richard Graham*                 7,222,147     --             2,283,674

  Mr. John A. Hawkins                 7,554,279     --             1,951,542

  Mr. Tak Lung Tsim                   7,554,509     --             1,951,312

In addition to the above re-elected Directors, Mr. Richard B. Bradley,
Mr. Edward Y. Baker, Mr. John A. Bult, and Mr. Jonathan J. K. Taylor continue to serve as Directors of the Fund.

* Effective July 1, 2003 and July 7, 2003, Mr. Hugh Lynch and Mr. Richard Graham, respectively, resigned as directors of the Fund. No replacements have been named as of the printing of this report.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS
Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
John A. Hawkins
Jonathan J.K. Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Sam Lau, VICE PRESIDENT
Kevin J. Mahoney, VICE PRESIDENT
Paul H. Schubert, TREASURER & SECRETARY

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
5 Times Square
New York, New York 10036-6530

LEGAL COUNSEL
White & Case
1155 Avenue of the Americas
New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

          The Greater China Fund, Inc.
          c/o UBS Global Asset Management (US) Inc.
          51 West 52nd Street
          New York, New York 10019-6114
          WWW.GREATERCHINAFUND.COM

         For information call (212) 882-5977

Additional information (including updated net asset value and market price) may be obtained on the Fund's internet site.

  THE GREATER CHINA
  FUND, INC.

  SEMI-ANNUAL REPORT
  JUNE 30, 2003

                                    [LOGO]

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6. [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement does not apply to this semi-annual report filing.

ITEM 8. [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 9. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

   (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

   (a) (1) Code of Ethics - Form N-CSR requirement not yet effective with respect to the registrant.

   (a) (2) Certification of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.CERT.

   (b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GREATER CHINA FUND, INC.

By:   /s/ Ronald G.M. Watt
      --------------------
      Ronald G.M. Watt
      President

Date: September 5, 2003
      -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Ronald G.M. Watt
      --------------------
      Ronald G.M. Watt
      President

Date: September 5, 2003
      -----------------

By:   /s/ Paul H. Schubert
      --------------------
      Paul H. Schubert
      Treasurer

Date: September 5, 2003
      -----------------